EXHIBIT 10.2

FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450.00 ARE BEING PAID IN CONNECTION WITH THIS NOTE, AS REQUIRED BY FLORIDA LAW.

REVOLVING PROMISSORY NOTE
Date of Note:                                        September 30, 2014

Amount of Note:	Three Million and 00/100 Dollars ($3,000,000.00)

Maturity Date:	September 30, 2016, unless otherwise extended and/or accelerated pursuant to and in accordance with the terms and conditions set forth in this Note or extended as provided herein.

FOR VALUE RECEIVED, M-TRON INDUSTRIES, INC., a Delaware corporation (the "Borrower") hereby covenants and promises to pay to the order of CITY NATIONAL BANK OF FLORIDA, its successors and/or assigns (the "Lender"), at 25 West Flagler Street, Miami, Florida 33130, or at such other place as Lender may designate to Borrower in writing from time to time, in legal tender of the United States, Three Million and 00/100 Dollars ($3,000,000.00), together with all accrued interest, which shall be due and payable upon the following terms and conditions contained in this Revolving Promissory Note (this "Note") and the Loan Agreement (as defined herein).

From the date hereof until and including the Maturity Date, Borrower may borrow, repay and reborrow, and Lender may advance and readvance under this Note from time to time, so long as the total principal balance outstanding at any one time does not exceed the principal amount stated on the face of this Note.  Lender's obligation to make advances under this Note shall terminate upon the earlier to occur of: (i) an Event of Default under this Note or any other Loan Document, or (ii) the Maturity Date.

A.	Interest Rate:

Interest shall accrue on the unpaid principal balance of this Note from the date hereof at a rate per annum equal to the LIBOR 30-Day Rate (as defined below), plus 2.00% (the "LIBOR Margin") (the "Interest Rate").

As used herein, "LIBOR 30-Day Rate" on a day means the rate of interest per annum equal to the London Interbank Offered Rate ("LIBOR") for thirty (30) day U.S. dollar deposits as published in the "Money Rates" column of the local edition of The Wall Street Journal on such day. If such rate is no longer available, Lender shall choose a new LIBOR Rate based on comparable information. If more than one rate is quoted on such day, Lender shall use the arithmetic average of such rates. The LIBOR 30-Day Rate as of the date hereof will be effective on and from the date hereof and will be effective until September 30, 2014.  On October 1, 2014, the interest rate hereunder shall be adjusted to the current LIBOR 30-Day Rate plus the LIBOR Margin based on the most recent rate information available on such date and such rate shall be effective until October 31, 2014.  The interest rate applicable hereunder shall thereafter be adjusted on the first (1st) day of each calendar month thereafter at the then current LIBOR 30-Day Rate, based on the most recent rate information available on the date that the interest rate is adjusted, plus the LIBOR Margin.

Interest shall be calculated at the rate of 1/360 of the annual rate of interest for each day that principal is outstanding (i.e., interest will accrue and be paid on the actual number of calendar days elapsed from the date hereof based on a 360 day year).

B.            Payment Terms:
Commencing on November 1, 2014 and continuing on the first (1st) day of each month thereafter, Borrower shall pay accrued, unpaid interest only.  Unless this Note is otherwise accelerated in accordance with the terms and conditions hereof, the entire outstanding principal balance of this Note plus all accrued interest shall be due and payable in full on September 30, 2016 (the "Maturity Date").

C.            Security:

This Note is secured, by that certain Cash Collateral Agreement dated as of even date herewith, from Borrower in favor of Lender (as the same may be amended or modified from time to time, the "Security Agreement"), granting Lender a lien and security interest in and to certain personal property, as more particularly described in the Security Agreement.

D.            Loan Documents:

This Note, the Security Agreement, that certain Loan Agreement dated as of even date herewith by and between Borrower and Lender (as the same may be amended, restated, modified or replaced from time to time, the "Loan Agreement"), and all other documents and instruments executed in connection with this Note are hereinafter individually and/or collectively referred to as the "Loan Documents".

E.            Default Interest Rate:

All principal and installments of interest shall bear interest from the date that said payments are due and unpaid or from the date of occurrence and during the continuation of any other Event of Default (as hereinafter defined) under this Note, the Security Agreement or any other Loan Document, at a rate equal to two percent (2%) in excess of the interest rate otherwise applicable hereunder (the "Default Rate").

F.            Prepayment/Prepayment Compensation:

The Borrower may prepay all or any portion of this Note at any time without fee, premium or penalty.

G.            Late Charges:

Lender may collect a late charge not to exceed an amount equal to five percent (5%) of any overdue installment which is not paid within ten (10) days the due date thereof, to cover the extra expense involved in handling delinquent payments, provided that collection of said late charge shall not be deemed a waiver by Lender of any of its rights under this Note.  Notwithstanding the foregoing, there shall be no grace period or late charges for payments due on the outstanding principal balance due on the Maturity Date or upon acceleration, as set forth in Section H below, but such outstanding balance shall accrue interest at the Default Rate. The late charge is intended to compensate the Lender for administrative and processing costs incident to late payments. The late charge payments are not interest. The late charge payment shall not be subject to rebate or credit against any other amount due. Any late charge shall be in addition to any other interest due.

H.            Default and Acceleration:

If any "Event of Default" occurs (as defined in the Loan Agreement), at the Lender's option, exercisable in its sole discretion, all sums of principal and interest under this Note may be accelerated and become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and the Lender shall be immediately entitled to exercise all of its available remedies under the Loan Documents.

All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. The Borrower expressly consents to any extension or renewal, in whole or in part, and all delays in time of payment or other performance which Lender may grant at any time and from time to time without limitation and without any notice or further consent of the undersigned.

The remedies of Lender as provided herein, or in the Security Agreement, the Loan Agreement or the other Loan Documents shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as the occasion therefor shall arise.

The Lender may, in the sole discretion of Lender, accept payments made by Borrower after any default has occurred, without waiving any of Lender's rights herein.
I.            Costs:

In the event that this Note is collected by law or through attorneys at law, or under advice therefrom (whether such attorneys are employees of Lender or an affiliate of Lender or are outside counsel), Borrower and any endorser, guarantor or other person primarily or secondarily liable for payment hereof hereby, severally and jointly agree to pay all reasonable out-of-pocket costs of collection, including attorneys' fees, including charges for paralegals, appraisers, experts and consultants working under the direction or supervision of Lender's attorneys whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

J.            Loan Charges:

Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require Borrower or any person liable for the repayment of same, to pay interest in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charges paid by Borrower, or any parties liable for the payment of the loan made pursuant to this Note, result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the law in effect while said interest is being earned, then any and all of such excess shall be and is waived by Lender, and all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of the excess that exceeds the principal balance shall be paid by Lender to Borrower or any parties liable for the payment of the loan made pursuant to this Note so that under no circumstances shall the Borrower, or any parties liable for the payment of the loan hereunder, be required to pay interest in excess of the maximum rate allowed by applicable law.

K.            Jurisdiction:

The laws of the State of Florida shall govern the interpretation and enforcement of this Note. In the event that legal action is instituted to collect any amounts due under, or to enforce any provision of, this instrument, Borrower and any endorser, guarantor or other person primarily or secondarily liable for payment hereof consent to, and by execution hereof submit themselves to, the jurisdiction of the courts of the State of Florida, and, notwithstanding the place of residence of any of them or the place of execution of this instrument, such litigation may be brought in or transferred to a court of competent jurisdiction in and for Miami-Dade County, Florida.

L.            Assignment:

Lender shall have the unrestricted right at any time and from time to time and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder in connection with the sale of substantially all the assets of Lender to one or more lenders or purchasers (each, an "Assignee") under this Note and the Loan Documents and all information now or hereafter in its possession relating to the Borrower (all rights of privacy hereby being waived), and to retain any compensation received by Lender in connection with any such transaction and Borrower agrees that it shall execute such documents, including without limitation, the delivery of an estoppel certificate and such other documents as Lender shall reasonably deem necessary to effect the foregoing. The Borrower hereby waives any notice of the transfer of this Note by the Lender or by any other subsequent holder of this Note and agrees to be bound by the terms of the Note subsequent to any transfer and agrees that the terms of the Note may be fully enforced by any subsequent holder of this Note.

M.            Non-Waiver:

The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender.

N.            Right of Setoff:

In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Lender by law, the Lender shall have, with respect to the Borrower's obligations to the Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby grants the Lender a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Lender, all of the Borrower's right, title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts.  Every such security interest and right of setoff may be exercised after the occurrence and during the continuation of an Event of Default without demand upon or notice to the Borrower.  Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Lender, although the Lender may enter such setoff on its books and records at a later time.

O.            Miscellaneous:

1.	TIME IS OF THE ESSENCE OF THIS NOTE.

2.
It is agreed that the granting to Borrower or any other party of an extension or extensions of time for the payment of any sum or sums due under this Note or under the Security Agreement or for the performance of any covenant or stipulation thereof or the taking of other or additional security shall not in any way release or affect the liability of Borrower under this Note or any of the Loan Documents.

3.	This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

4.	All parties to this Note, whether Borrower, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

5.
Notwithstanding anything herein to the contrary, the obligations of Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of law applicable to Lender limiting the maximum rate of interest which may be charged or collected by Lender. In the event that any charge, interest or late charge is above the maximum rate provided by law, then any excess amount over the lawful rate shall be applied by Lender to reduce the principal sum of the Loan or any other amounts due Lender hereunder.

6.
Borrower acknowledges that Lender shall have no obligation whatsoever to renew, modify or extend this Note or to refinance the indebtedness under this Note upon the maturity thereof, except as specifically provided herein.

7.
Lender shall have the right to accept and apply to the outstanding balance of this Note and all payments or partial payments received from Borrower after the due date therefor, whether this Note has been accelerated or not, without waiver of any of Lender's rights to continue to enforce the terms of this Note and to seek any and all remedies provided for herein or in any instrument securing the same, including, but not limited to, the right to foreclose on such security.

8.
All amounts received by Lender shall be applied to expenses, late fees and interest payable hereunder before principal or in any other order as determined by Lender, in its sole discretion, as permitted by law.

9.	Borrower shall not assign Borrower's rights or obligations under this Note without Lender's prior consent.

10.
The term "Borrower" as used herein, in every instance shall include the makers of this Note, and its heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

11.	If more than one party executes this Note, all such parties shall be jointly and severally liable for the payment of this Note.

12.
If any clause or provision herein contained operates or would prospectively operate to invalidate this Note in part, then the invalid part of said clause or provision only shall be held for naught, as though not contained herein, and the remainder of this Note shall remain operative and in full force and effect.

P.          Waiver of Jury Trial:

BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE.

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Borrower has duly executed this Note effective as of the date set forth hereinabove.

BORROWER:

M-TRON INDUSTRIES, INC., a Delaware corporation

By:  /s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer and Secretary

STATE OF FLORIDA§
COUNTY OF ORANGE§

The foregoing instrument was acknowledged before me on September 30, 2014 by R. LaDuane Clifton, as CFO and Secretary of M-TRON INDUSTRIES, INC., a Delaware corporation, on behalf of the corporation.  He is personally known to me ~~or [   ] produced a driver's license as identification~~, and did not take an oath.

/s/ Alice Schween
(NOTARY SEAL)                                                                                                  NOTARY SIGNATURE

Alice Schween
PRINTED NOTARY SIGNATURE
Notary Public, State of FL
Commission Number: FF041865
My Commission Expires: 8/1/17